UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021 (June 24, 2021)

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

23460 N. 19th Avenue, Suite 110

Phoenix, AZ 85027

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, the stockholders of SenesTech, Inc. (the “Company”) approved an amendment to the SenesTech, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) at its 2021 annual meeting of stockholders (the “Annual Meeting”). The amendment to the 2018 Plan was previously adopted by the Board of Directors (the “Board”), upon recommendation by the Compensation Committee (the “Committee”), subject to stockholder approval at the Annual Meeting.

The effect of the amendment to the 2018 Plan is to increase the number of shares of common stock available for issuance under the 2018 Plan by 3,000,000 shares.

The Committee will administer the 2018 Plan. Under the terms of the 2018 Plan, the Committee has the authority to, among other things, construe and interpret the 2018 Plan and all awards granted or agreements executed under it, determine who will be granted awards, when and how each award will be granted, what type of award will be granted, the provisions of each award, the number of shares subject to an award and the fair market value applicable to each award. Under the 2018 Plan, the Committee may grant incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock awards to employees, officers, directors and consultants.

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan, attached as Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed with the SEC on May 4, 2021, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held the Annual Meeting on Thursday, June 24, 2021.

(b) The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

Jamie Bechtel, Delphine François Chiavarini and Phil Grandinetti III were elected as Class II directors, each to serve for a three-year term until the annual meeting of stockholders to be held in 2024. The final voting results are set forth below:

Nominee	For	Withheld	Broker Non-Votes
Jamie Bechtel	2,335,592	283,048	3,225,544
Delphine François Chiavarini	2,331,597	287,043	3,225,544
Phil Grandinetti III	2,448,114	170,526	3,225,544

Proposal 2: Amendment to the 2018 Equity Incentive Plan

The proposal to amend the Company’s 2018 Equity Incentive Plan primarily to increase the available number of shares was approved. The final voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,681,544	873,455	63,641	3,225,544

Proposal 3: Ratification of the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

The proposal to ratify the appointment of M&K CPAS, PLLC was approved, and the final voting results are set forth below:

For	Against	Abstentions
5,639,489	127,389	77,306

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2021	SENESTECH, INC.
	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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